       As filed with the Securities and Exchange Commission on April 22, 2002

                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                           Pre-Effective Amendment No                       / /

                         Post-Effective Amendment No. 83                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                Amendment No. 122                           /X/

                            ------------------------

                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                                522 Fifth Avenue
                            New York, New York 10036

                            ------------------------
                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-622-4273

    Judy R. Bartlett                         Sarah E. Cogan, Esq.                      John E. Baumgardner, Jr., Esq.
    J.P. Morgan Fund Distributors,Inc        Simpson Thacher & Bartlett Inc.           Sullivan & Cromwell
    1211 Avenue of the Americas              425 Lexington Avenue                      125 Broad Street
    New York, New York 10036                 New York, New York 10017                  New York, New York 10004
---------------------------------------------------------------------------------------------------------------------
(Name and Address of Agent for Service)


It is proposed that this filing will become effective:

/X/ immediately upon filing pursuant to paragraph (b)     / / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)     / / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)     / / on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS APRIL 22, 2002


JPMORGAN INCOME FUNDS

CLASS A SHARES


SHORT TERM BOND FUND II


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Short Term Bond Fund II                                             1

The Fund's Management and Administration                            8

How Your Account Works                                              9

   About Sales Charges                                              9

   Total Sales Charge                                               9

   Buying Fund Shares                                               9

   Selling Fund Shares                                             11

   Exchanging Fund Shares                                          11

   Other Information Concerning the Fund                           12

   Distributions and Taxes                                         13

Investments                                                        14

Risk and Reward Elements                                           16

Shareholder Services                                               19

Financial Highlights                                               20

How to Reach Us                                            Back cover

JPMORGAN SHORT TERM BOND FUND II

THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investors Service, Inc. (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.


The Fund's investments in mortgage-related securities issued by governmental entities and private issuers may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

[SIDENOTE]

  BEFORE YOU INVEST

  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING

  THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


[SIDENOTE]

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
  - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992          5.04%
1993          4.54%
1994          2.38%
1995          8.22%
1996          5.29%
1997          5.82%
1998          5.21%
1999          2.68%
2000          7.13%
2001          7.01%

----------------------------------
BEST QUARTER                 3.02%
----------------------------------
                 3rd quarter, 2001
----------------------------------
WORST QUARTER                0.10%
----------------------------------
                 1st quarter, 1994

* THE PERFORMANCE OF CLASS A SHARES FOR THE PERIOD BEFORE CLASS A SHARES WERE LAUNCHED ON 5/6/96 IS BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for the periods ended December 31, 2001*

                                                  PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
---------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES            5.43          5.25          5.15
---------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                    3.39          3.11          3.02
---------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF SHARES                 3.39          3.13          3.06
---------------------------------------------------------------------------------------
 LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                               8.78          6.71          6.18
---------------------------------------------------------------------------------------
 LIPPER SHORT-TERM INVESTMENT
 GRADE DEBT FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                             7.33          6.02          5.85
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES,
 SHOWN AS % OF THE OFFERING PRICE(*)                                          1.50%
---------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS                                                 NONE
---------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

---------------------------------------------------------------------------------------
 MANAGEMENT FEES                                                              0.25
 DISTRIBUTION (RULE 12b-1) FEES                                               0.25
 SHAREHOLDER SERVICE FEES                                                     0.25
 OTHER EXPENSES(1)                                                            0.40
---------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                     1.15
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                     (0.40)
---------------------------------------------------------------------------------------
 NET EXPENSES(2)                                                              0.75
---------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 12/31/03.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/03, and total operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A Shares and your actual costs may be higher of lower.

                                  1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)
 (WITH OR WITHOUT REDEMPTION)     225        437         702          1,461
--------------------------------------------------------------------------------

* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

THE FUND'S MANAGEMENT AND ADMINISTRATION

Short Term Bond Fund II is a series of Mutual Fund Group, which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) provides the Fund with investment advice and supervision. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank. During the most recent fiscal year ended 10/31/01, the adviser was paid management fees (net of waivers) of 0.25% of average daily net assets.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or J.P. Morgan Fund Distributors, Inc., (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts shows the sales charge for the Fund.

TOTAL SALES CHARGE


                                 AS % OF THE        AS %
                                 OFFERING           OF NET
AMOUNT OF                        PRICE              AMOUNT
INVESTMENT                       PER SHARE          INVESTED
--------------------------------------------------------------
LESS THAN $100,000               1.50               1.52
--------------------------------------------------------------
$100,000 BUT UNDER $250,000      1.00               1.00
--------------------------------------------------------------
$250,000 BUT UNDER $500,000      0.50               0.50
--------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION    0.25               0.25
--------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions, less any applicable sales charge. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS
For Class A Shares the minimum investment amounts are as follows:

 TYPE OF             INITIAL         ADDITIONAL
 ACCOUNT             INVESTMENT      INVESTMENTS
------------------------------------------------
 REGULAR ACCOUNT     $ 2,500         $ 100
------------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)  $ 1,000         $ 100
------------------------------------------------
 IRAS                $ 1,000         $ 100
------------------------------------------------
 SEP-IRAS            $ 1,000         $ 100
------------------------------------------------
 EDUCATION IRAS      $   500         $ 100
------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

Make your check out to JPMorgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell your shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days, or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of Fund shares. See Shareholder Services.

You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want to sell shares with a net asset value of $100,000 or more or if you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative from which Funds and to which Fund you want to exchange your shares from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund take reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays net investment income dividends on a monthly basis. The Fund distributes net capital gain annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions. Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is only a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS
Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

             *  Typically invests in
            **  Permitted, but no intention to use currently
             -  Not permitted



                    RELATED TYPES OF RISK                            SHORT TERM BOND II
        --------------------------------------------------------------------------------
        credit, interest rate, market, prepayment                         *

        credit, currency, liquidity, political                            *

        credit, currency, interest rate, liquidity, market, political     *

        credit, currency, interest rate, liquidity, market, political,
        valuation                                                         -

        credit, currency, interest rate, liquidity, market, political,
        valuation                                                         *

        credit, environmental, extension, interest rate, liquidity,
        market, natural event, political, prepayment, valuation          **

        credit, currency, extension, interest rate, leverage,
        market, political, prepayment                                     *

        currency, extension, interest rate, leverage,
        liquidity, market, political, prepayment                          *(1)

        credit, currency, extension, interest rate, liquidity,
        political, prepayment                                            **

        credit, interest rate, liquidity, market, valuation              **

        credit, interest rate, liquidity, market, natural event,
        prepayment, valuation                                            **

        credit                                                           **

        credit, leverage                                                 **(1)

        credit, currency, interest rate, market, political               **

        credit, currency, interest rate, leverage, market, political     **

        credit, interest rate, market, natural event, political          **

        interest rate                                                     *

        credit, currency, interest rate, liquidity, market, political,
        valuation                                                        **



MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

    (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



 POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------  ----------------------------------------  -----------------------------------------------
 MARKET CONDITIONS
 -  The Fund's share price, yield, and      -  Bonds have generally outperformed      -  Under normal circumstances the Fund
    total return will fluctuate in             money market investments over the         plans to remain fully invested in
    response to bond market movements          long term, with less risk than stocks     bonds and other fixed income securities
 -  The value of most bonds will fall       -  Most bonds will rise in value when     -  Bond investments may include U.S.
    when interest rates rise; the longer a     Interest rates fall                       and foreign corporate and government
    bond's maturity and the lower its       -  Mortgage-backed and asset-backed          bonds, mortgage-backed and
    credit quality, the more its value         securities and direct mortgages can       asset-backed securities
    typically falls                            offer attractive returns                  participation interests and
 -  Adverse market conditions may from                                                   private placements
    time to time cause the Fund to take                                               -  The Fund seeks to limit risk and
    temporary defensive positions that are                                               enhance total return or yields
    inconsistent with its principal                                                      through careful management, sector
    investment strategies and may hinder                                                 allocation, individual securities
    the Fund from achieving its investment                                               selection, and duration management
    objective                                                                         -  During severe market downturns, the
 -  Mortgage-backed and asset-backed                                                     Fund has the option of investing up
    securities (securities representing an                                               to 100% of assets in high quality
    interest in, or secured by, a pool of                                                short-term instruments
    mortgages or other assets such as                                                 -  The adviser monitors interest rate
    receivables) and direct mortgages                                                    trends, as well as geographic and
    could generate capital losses or                                                     demographic information related to
    periods of low yields if they are paid                                               mortgage-backed securities and
    off substantially earlier or later                                                   mortgage prepayments
    than anticipated

 CREDIT QUALITY
 -  The default of an issuer would leave    -  Investment-grade bonds have a lower    -  The Fund maintains its own policies
    the Fund with unpaid interest or           risk of default                           for balancing credit quality against
    principal                               -  Junk bonds offer higher yields and        potential yields and gains in light
 -  Junk bonds (those rated BB, Ba or          higher potential gains                    of its investment goals
    lower) have a higher risk of default,                                             -  The adviser develops its own ratings
    tend to be less liquid, and may be                                                   of unrated securities and makes a
    more difficult to value                                                              credit quality determination for
                                                                                         unrated securities

 FOREIGN INVESTMENTS
 -  The Fund could lose money because of    -  Foreign bonds, which represent a       -  Foreign bonds are a primary
    foreign government actions, political      major portion of the world's fixed        investment only for the Fund
    instability, or lack of adequate and       income securities, offer attractive    -  To the extent that the Fund invests
    accurate information                       potential performance and                 in foreign bonds, it may manage the
 -  Currency exchange rate movements could     opportunities for diversification         currency exposure of its foreign
    reduce gains or create losses           -  Favorable exchange rate movements         investments relative to its
 -  Currency and investment risks tend to      could generate gains or reduce losses     benchmark, and may hedge a portion
    be higher in emerging markets; these    -  Emerging markets can offer higher         of its foreign currency exposure
    markets also present higher liquidity      returns                                   into the U.S. dollar from time to
    and valuation risks                                                                  time (see also "Derivatives"); these
                                                                                         currency management techniques may
                                                                                         not be available for certain
                                                                                         emerging markets investments


                                       16

 POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------  ----------------------------------------  -----------------------------------------------
 WHEN-ISSUED AND DELAYED DELIVERY
 SECURITIES
 -  When the Fund buys securities before    -  The Fund can take advantage of         -  The Fund segregates liquid assets to
    issue or for delayed delivery, it          attractive transaction opportunities      offset leverage risks
    could be exposed to leverage risk if
    it does not segregate liquid assets

 MANAGEMENT CHOICES
 -  The Fund could underperform its         -  The Fund could outperform its          -  The adviser focuses its active
    benchmark due to its sector,               benchmark due to these same choices       management on those areas where it
    securities or duration choices                                                       believes its commitment to research
                                                                                         can most enhance returns and manage
                                                                                         risks in a consistent way

 DERIVATIVES
 -  Derivatives such as futures, options,   -  Hedges that correlate well with        -  The Fund uses derivatives, such as
    swaps and forward foreign currency         underlying positions can reduce or        futures, options, swaps and forward
    contracts(1) that are used for hedging     eliminate losses at low cost              foreign currency contracts for
    the portfolio or specific securities    -  The Fund could make money and protect     hedging and for risk management
    may not fully offset the underlying        against losses if management's            (i.e., to adjust duration or yield
    positions and this could result in         analysis proves correct                   curve exposure, or to establish or
    losses to the Fund that would not have  -  Derivatives that involve leverage         adjust exposure to particular
    otherwise occurred                         could generate substantial gains at       securities, markets, or currencies);
 -  Derivatives used for risk management       low cost                                  risk management may include
    may not have the intended effects and                                                management of a Fund's exposure
    may result in losses or missed                                                       relative to its benchmark
    opportunities                                                                     -  The Fund only establishes hedges
 -  The counterparty to a derivatives                                                    that they expect will be highly
    contract could default                                                               correlated with underlying positions
 -  Certain types of derivatives involve                                              -  While the Fund may use derivatives
    costs to the Fund which can reduce                                                   that incidentally involve leverage,
    returns                                                                              it does not use them for the
 -  Derivatives that involve leverage                                                    specific purpose of leveraging its
    could magnify losses                                                                 portfolio
 -  Derivatives used for non-hedging
    purposes could cause losses that
    exceed the original investment
 -  Derivatives may, for tax purposes,
    affect the character of gain and loss
    realized by the Fund, accelerate
    recognition of income to the Fund,
    affect the holding period of the
    Fund's assets and defer recognition of
    certain of the Fund's losses.

 SECURITIES LENDING
 -  When the Fund lends a security, there   -  The Fund may enhance income through    -  The adviser maintains a list of
    is a risk that the loaned securities       the investment of the collateral          approved borrowers
    may not be returned if the borrower or     received from the borrower             -  The Fund receives collateral equal
    the lending agent defaults                                                           to atleast 100% of the current value
 -  The collateral will be subject to the                                                of securities loaned plus accrued
    risks of the securities in which it is                                               interest
    invested                                                                          -  The lending agents indemnity the Fund
                                                                                         against borrower default
                                                                                      -  The advisers collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses
                                                                                      -  Upon recall, the borrower must
                                                                                         return the securities loaned within
                                                                                         the normal settlement period



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------  ----------------------------------------  -----------------------------------------------
ILLIQUID HOLDINGS
 -  The Fund could have difficulty valuing  -  These holdings may offer more          -  The Fund may not invest more than 15%
    these holdings precisely                   attractive yields or potential            of net assets in illiquid holdings
 -  The Fund could be unable to sell these     growth than comparable widely          -  To maintain adequate liquidity to
    holdings at the time or price desired      traded securities                         meet redemptions, the Fund may hold
                                                                                         high quality short-term instruments
                                                                                         (including repurchase agreements and
                                                                                         reverse repurchase agreements) and,
                                                                                         for temporary or extraordinary
                                                                                         purposes, may borrow from banks up
                                                                                         to 33 1/3% of the value of its total
                                                                                         assets or draw on a line of credit

SHORT-TERM TRADING
 -  Increased trading would raise the       -  The Fund could realize gains in a      -  The Fund may use short-term trading
    Fund's transaction costs                   short period of time                      to take advantage of attractive or
 -  Increased short-term capital gains      -  The Fund could protect against            unexpected opportunities or to meet
    distributions would raise                  losses if a bond is overvalued and        demands generated by shareholder
    shareholders' income tax liability         its value later falls                     activity
                                                                                      -  The Fund's Portfolio Turnover Rate
                                                                                         for the most recent fiscal years is
                                                                                         315%

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN SHORT-TERM BOND FUND II^

                                                                               CLASS A
                                            ------------------------------------------------------------------------------
                                                      YEAR           YEAR            YEAR            YEAR            YEAR
                                                     ENDED          ENDED           ENDED           ENDED           ENDED
PER SHARE OPERATING PERFORMANCE:                  10/31/01       10/31/00        10/31/99        10/31/98        10/31/97
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $         9.89   $       9.94    $      10.14   $       10.10   $       10.10
--------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
        Net investment income                         0.43@          0.56            0.46            0.53            0.58
        Net gains or losses in securities
          (both realized and unrealized)              0.53          (0.05)          (0.20)           0.02              --
                                            ---------------  -------------   -------------  --------------  --------------
        Total from investment operations              0.96           0.51            0.26            0.55            0.58
     Less distributions:
        Dividends from net investment
          income                                     (0.47)         (0.56)          (0.46)          (0.51)          (0.58)
                                            ---------------  -------------   -------------  --------------  --------------
        Total dividends and distributions            (0.47)         (0.56)          (0.46)          (0.51)          (0.58)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $        10.38   $       9.89    $       9.94   $       10.14   $       10.10
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       9.95%          5.27%           2.64%           5.58%           5.91%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)     $           52   $         19    $         22   $          19   $          10
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
        Net expenses                                  0.75%          0.75%           0.75%           0.76%           0.75%
--------------------------------------------------------------------------------------------------------------------------
        Net investment income                         4.25%          5.68%           4.58%           5.28%           5.76%
--------------------------------------------------------------------------------------------------------------------------
        Expenses without waivers,
          reimbursements and earnings
          credits                                     1.15%          1.37%           1.37%           1.44%           1.31%
--------------------------------------------------------------------------------------------------------------------------
        Net investment income without
          waivers, reimbursements and
          earnings Credits                            3.85%          5.06%           3.96%           4.60%           5.20%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                315%           139%            302 %           439%            471%
--------------------------------------------------------------------------------------------------------------------------

(1)  Total return figures do not include the effect of any front-end sales load.
 ^   Formerly Chase Vista Short-Term Bond Fund.
 @   Calculated based upon average shares outstanding.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-5151.
           (c) J.P. Morgan Chase & Co. All Rights Reserved. April 2002

                                                                    PR-STB2A-402

PROSPECTUS APRIL 22, 2002


JPMORGAN INCOME FUNDS

CLASS M SHARES


SHORT TERM BOND FUND II


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Short Term Bond Fund II                                           1

The Fund's Management and Administration                          7

How Your Account Works                                            8

  Buying Fund Shares                                              8

  Selling Fund Shares                                             9

  Exchanging Fund Shares                                          9

  Distributions and Taxes                                        10

  Investments                                                    12

  Risk and Reward Elements                                       14

Financial Highlights                                             17

How to Reach Us                                          Back cover

JPMORGAN SHORT TERM BOND FUND II

THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investors Service, Inc. (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.


The Fund's investments in mortgage-related securities issued by governmental entities and private issuers may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

   BEFORE YOU INVEST

   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING

   THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.


   WHO MAY WANT TO INVEST

   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
   - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   - REQUIRE STABILITY OF PRINCIPAL


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares have varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class M Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS *,(1)

1992                   5.04%
1993                   4.54%
1994                   2.38%
1995                   8.22%
1996                   5.29%
1997                   5.82%
1998                   5.21%
1999                   2.64%
2000                   7.01%
2001                   6.58%

-------------------------------------
BEST QUARTER                    2.96%
-------------------------------------
                    3rd quarter, 2001
-------------------------------------
WORST QUARTER                   0.10%
-------------------------------------
                    1st quarter, 1994

* The fund's performance for the period before Class M was launched on 7/1/99 is based on the performance of Class A Shares of the Fund. During this period, the actual returns of Class M Shares would have been lower than shown because Class M Shares have higher expenses than Class A Shares.
(1) The fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for the periods ended December 31, 2001 *

                                         PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------
 CLASS M SHARES -- RETURN BEFORE TAXES          5.01           5.11           5.08
----------------------------------------------------------------------------------
 CLASS M SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS                   3.05           3.01           2.97
----------------------------------------------------------------------------------
 CLASS M SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                            3.13           3.04           3.02
----------------------------------------------------------------------------------
 LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                             8.78           6.71           6.18
----------------------------------------------------------------------------------
 LIPPER SHORT-TERM INVESTMENT
 GRADE DEBT FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)                        7.33           6.02           5.85
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

INVESTOR EXPENSES FOR CLASS M SHARES

The expenses of Class M Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES,
 SHOWN AS % OF THE OFFERING PRICE*             1.50%
----------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS                  NONE
----------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)

 MANAGEMENT FEES                                     0.25
 DISTRIBUTION (RULE 12b-1) FEES                      0.35
 SHAREHOLDER SERVICE FEES                            0.25
 OTHER EXPENSES(1)                                   0.26
 --------------------------------------------------------
 TOTAL OPERATING EXPENSES                            1.11
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.11)
 NET EXPENSES(2)                                     1.00

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class M Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00%, Of average daily net assets through 12/31/03.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/03, and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class M Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 YOUR COST ($)*
 (with or without redemption)    250        477         733         1,463
-------------------------------------------------------------------------------

* Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM(USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was a predecessor of JPMorgan Chase Bank. During the most recent fiscal year ended 10/31/01, the adviser was paid management fees (net of waivers) of 0.25% of average daily net assets.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class M Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or J.P. Morgan Fund Distributors, Inc. (JPMFD), may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES
You are required to pay a sales charge to buy Class M Shares in the Fund.

There are a number of plans and special discounts which can decrease or even eliminate these charges. There are also ongoing charges that all investors pay as long as they own their shares.

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class M Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

There is no sales charge for investments of $1 million or more.

The following chart shows the sales charge for the Fund.

TOTAL SALES CHARGE

                               AS % OF THE      AS %
                               OFFERING         OF NET
AMOUNT OF                      PRICE            AMOUNT
INVESTMENT                     PER SHARE        INVESTED
--------------------------------------------------------
Short Term Bond Fund II        1.50             1.52
--------------------------------------------------------

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.35% of the average daily net assets attributed to Class M Shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
The price you pay for your shares is based on the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You will pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Class M Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Class M Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be cancelled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

MINIMUM INVESTMENTS
Investors must buy a minimum of $2,500 worth of Class M Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. The minimum investment may be less for certain investors. An investor can combine purchases of shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum.

SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm you want to sell your Class M Shares. They will send all necessary documents to the JPMorgan Funds Service Center. Your firm may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Class M Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class M Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays ordinary income dividends monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

         * Typically invests in
        ** Permitted, but no intention to use currently
         - Not permitted



                    RELATED TYPES OF RISK                        SHORT TERM BOND II
-----------------------------------------------------------------------------------
    credit, interest rate, market, prepayment                           *

    credit, currency, liquidity, political                              *

    credit, currency, interest rate, liquidity,
    market, political                                                   *

    credit, currency, interest rate, liquidity, market, political,
    valuation                                                           -

    credit, currency, interest rate, liquidity, market, political,
    valuation                                                           *

    credit, environmental, extension, interest rate, liquidity,
    market, natural event, political, prepayment, valuation             **

    credit, currency, extension, interest rate, leverage,
    market, political, prepayment                                       *

    currency, extension, interest rate, leverage,
    liquidity, market, political, prepayment                            *(1)

    credit, currency, extension, interest rate, liquidity,
    political, prepayment                                               **

    credit, interest rate, liquidity, market, valuation                 **

    credit, interest rate, liquidity, market, natural event,
    prepayment, valuation                                               **

    credit                                                              **

    credit, leverage                                                    **(1)

    credit, currency, interest rate, market, political                  **

    credit, currency, interest rate, leverage, market, political        **

    credit, interest rate, market, natural event, political             **

    interest rate                                                       *

    credit, currency, interest rate, liquidity, market, political,
    valuation                                                           **



MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.



     (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



POTENTIAL RISKS                               POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The Fund's share price, yield, and total    - Bonds have generally outperformed money      - Under normal circumstances the
  return will fluctuate in response to bond     market investments over the long term, with    Fund plans to remain fully
  market movements                              less risk than stocks                          invested in bonds and other fixed
                                                                                               income securities.
- The value of most bonds will fall when      - Most bonds will rise in value when interest
  interest rates rise; the longer a bond's      rates fall                                   - Bond investments may include U.S.
  maturity and the lower its credit quality,                                                   and foreign corporate and
  the more its value typically falls          - Mortgage-backed and asset-backed securities    government bonds, mortgage-backed
                                                and direct mortgages can offer attractive      and asset-backed securities
- Adverse market conditions may from time to    returns                                        participation interests and
  time cause the Fund to take temporary                                                        private placements
  defensive positions that are inconsistent
  with its principal investment strategies                                                   - The Fund seeks to limit risk and
  and may hinder the Fund from achieving its                                                   enhance total return or yields
  investment objective                                                                         through careful management,
                                                                                               sector allocation, individual
- Mortgage-backed and asset-backed securities                                                  securities selection, and
  (securities representing an interest in, or                                                  duration management
  secured by, a pool of mortgages or other
  assets such as receivables) and direct                                                     - During severe market downturns,
  mortgages could generate capital losses or                                                   the Fund has the option of
  periods of low yields if they are paid off                                                   investing up to 100% of assets in
  substantially earlier or later than                                                          high quality short-term
  anticipated                                                                                  instruments

                                                                                             - The adviser monitors interest
                                                                                               rate trends, as well as
                                                                                               geographic and demographic
                                                                                               information related to
                                                                                               mortgage-backed securities and
                                                                                               mortgage prepayments

CREDIT QUALITY
- The default of an issuer would leave the    - Investment-grade bonds have a lower risk of  - The Fund maintains its own
  Fund with unpaid interest or principal        default                                        policies for balancing credit
                                                                                               quality against potential yields
- Junk bonds (those rated BB, Ba or lower)    - Junk bonds offer higher yields and higher      and gains in light of its
  have a higher risk of default, tend to be     potential gains                                investment goals
  less liquid, and may be more difficult to
  value                                                                                      - The adviser develops its own
                                                                                               ratings of unrated securities and
                                                                                               makes a credit quality
                                                                                               determination for unrated
                                                                                               securities

FOREIGN INVESTMENTS
- The Fund could lose money because of        - Foreign bonds, which represent a major       - Foreign bonds are a primary
  foreign government actions, political         portion of the world's fixed income            investment only for the Fund
  instability, or lack of adequate and          securities, offer attractive potential
  accurate information                          performance and opportunities for            - To the extent that the Fund
                                                diversification                                invests in foreign bonds, it may
- Currency exchange rate movements could                                                       manage the currency exposure of
  reduce gains or create losses               - Favorable exchange rate movements could        its foreign investments relative
                                                generate gains or reduce losses                to its benchmark, and may hedge a
- Currency and investment risks tend to be                                                     portion of its foreign currency
  higher in emerging markets; these markets   - Emerging markets can offer higher returns      exposure into the U.S. dollar
  also present higher liquidity and valuation                                                  from time to time (see also
  risks                                                                                        "Derivatives"); these currency
                                                                                               management techniques may not be
                                                                                               available for certain emerging
                                                                                               markets investments

                                       14

POTENTIAL RISKS                               POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before issue  - The Fund can take advantage of attractive    - The Fund segregates liquid assets
  or for delayed delivery, it could be          transaction opportunities                      to offset leverage risks
  exposed to leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES
- The Fund could underperform its benchmark   - The Fund could outperform its benchmark due  - The adviser focuses its active
  due to its sector, securities or duration     to these same choices                          management on those areas where
  choices                                                                                      it believes its commitment to
                                                                                               research can most enhance returns
                                                                                               and manage risks in a consistent
                                                                                               way

DERIVATIVES
- Derivatives such as futures, options, swaps - Hedges that correlate well with underlying   - The Fund uses derivatives, such
  and forward foreign currency contracts(1)     positions can reduce or eliminate losses at    as futures, options, swaps and
  that are used for hedging the portfolio or    low cost                                       forward foreign currency
  specific securities may not fully offset                                                     contracts for hedging and for
  the underlying positions and this could     - The Fund could make money and protect          risk management (i.e., to adjust
  result in losses to the Fund that would not   against losses if management's analysis        duration or yield curve exposure,
  have otherwise occurred                       proves correct                                 or to establish or adjust
                                                                                               exposure to particular
- Derivatives used for risk management may    - Derivatives that involve leverage could        securities, markets, or
  not have the intended effects and may         generate substantial gains at low cost         currencies); risk management may
  result in losses or missed opportunities                                                     include management of a Fund's
                                                                                               exposure relative to its
- The counterparty to a derivatives contract                                                   benchmark
  could default
                                                                                             - The Fund only establishes hedges
- Certain types of derivatives involve costs                                                   that they expect will be highly
  to the Fund which can reduce returns                                                         correlated with underlying
                                                                                               positions
- Derivatives that involve leverage could
  magnify losses                                                                             - While the Fund may use
                                                                                               derivatives that incidentally
- Derivatives used for non-hedging purposes                                                    involve leverage, it does not use
  could cause losses that exceed the original                                                  them for the specific purpose of
  investment                                                                                   leveraging its portfolio

- Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses.

SECURITIES LENDING
- When the Fund lends a security, there is a  - The Fund may enhance income through the      - The adviser maintains a list of
  risk that the loaned securities may not be    investment of the collateral received from     approved borrowers
  returned if the borrower or the lending       the borrower
  agent defaults                                                                             - The Fund receives collateral
                                                                                               equal to at least 100% of the
- The collateral will be subject to the risks                                                  current value of securities
  of the securities in which it is invested                                                    loaned plus accrued interest

                                                                                             - The lending agents indemnify the
                                                                                               Fund against borrower default

                                                                                             - The adviser's collateral
                                                                                               investment guidelines limit the
                                                                                               quality and duration of
                                                                                               collateral investment to minimize
                                                                                               losses

                                                                                             - Upon recall, the borrower must
                                                                                               return the securities loaned
                                                                                               within the normal settlement
                                                                                               period



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                               POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The Fund could have difficulty valuing      - These holdings may offer more attractive     - The Fund may not invest more than
  these holdings precisely                      yields or potential growth than comparable     15% of net assets in illiquid
                                                widely traded securities                       holdings
- The Fund could be unable to sell these
  holdings at the time or price desired                                                      - To maintain adequate liquidity to
                                                                                               meet redemptions, the Fund may
                                                                                               hold high quality short-term
                                                                                               instruments (including repurchase
                                                                                               agreements and reverse repurchase
                                                                                               agreements) and, for temporary or
                                                                                               extraordinary purposes, may
                                                                                               borrow from banks up to 33 1/3%
                                                                                               of the value of its total assets
                                                                                               or draw on a line of credit

SHORT-TERM TRADING
- Increased trading would raise the Fund's    - The Fund could realize gains in a short      - The Fund may use short-term
  transaction costs                             period of time                                 trading to take advantage of
                                                                                               attractive or unexpected
- Increased short-term capital gains          - The Fund could protect against losses if a     opportunities or to meet demands
  distributions would raise shareholders'       bond is overvalued and its value later         generated by shareholder activity
  income tax liability                          falls
                                                                                             - The Fund's Portfolio Turnover
                                                                                               Rate for the most recent fiscal
                                                                                               years is 315%

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through three fiscal years or periods, as applicable. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

SHORT-TERM BOND FUND II:(1)

                                                                                                             CLASS M
                                                                                              ---------------------------------
                                                                                                  YEAR        YEAR    07/01/99(2)
                                                                                                 ENDED       ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                                              10/31/01    10/31/00     10/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $   9.89    $   9.94    $    9.98
-------------------------------------------------------------------------------------------------------------------------------
   Income from investments operations:

     Net investment income                                                                        0.35@       0.54         0.16

     Net gains or losses in securities (both realized and unrealized)                             0.58       (0.05)       (0.04)
                                                                                              --------    --------    ---------
     Total from investment operations                                                             0.93        0.49         0.12

   Less distributions:

     Dividends from net investment income                                                        (0.45)      (0.54)       (0.16)

     Distributions from capital gains                                                               --          --           --
                                                                                              --------    --------    ---------
     Total dividends and distributions                                                           (0.45)      (0.54)       (0.16)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $  10.37    $   9.89    $    9.94
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                                                   9.63%       5.04%        1.26%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                       $    689    $     13    $       3
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(4)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                                                     1.00%       0.99%        0.97%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                        3.45%       5.51%        4.72%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                1.11%       1.73%        1.41%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                   3.34%       4.77%        4.28%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                            315%        139%         302%
-------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Short-Term Bond Fund.
 @  Calculated based upon average shares outstanding.
(2) Commencement of offering class of shares.
(3) Total return figures do not include the effect of any front-end load.
(4) Short periods have been annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

             The Fund's Investment Company Act File No. is 811-5151.
         (c) J.P. Morgan Chase & Co. All Rights Reserved. APRIL 2002

                                                                    PR-STBSM-402

PROSPECTUS APRIL 22, 2002


JPMORGAN INCOME FUNDS
SELECT CLASS SHARES

SHORT TERM BOND FUND II


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Short Term Bond Fund II                                  1

The Fund's Management and Administration                 7

How Your Account Works                                   8

  Buying Fund Shares                                     8

  Selling Fund Shares                                    9

  Other Information Concerning the Fund                 10

  Distributions and Taxes                               10

Investments                                             12

Risk and Reward Elements                                14

Financial Highlights                                    17

How to Reach Us                                 Back cover

JPMORGAN SHORT TERM BOND FUND II

THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investors Service, Inc. (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.


The Fund's investments in mortgage-related securities issued by governmental entities and private issuers may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

The Fund is diversified as defined in the Investment Company Act of 1940.


INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

 INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index and the Lipper Short-Term Investment Grade Debt Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1992          5.04%
1993          4.54%
1994          2.38%
1995          8.22%
1996          5.62%
1997          6.13%
1998          5.59%
1999          3.11%
2000          7.52%
2001          7.24%

----------------------------------------------------------
BEST QUARTER                                          3.07%
----------------------------------------------------------
                                         3rd quarter, 2001
----------------------------------------------------------
WORST QUARTER                                         0.09%
----------------------------------------------------------
                                         4th quarter, 1998

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2001

                                                    PAST 1 YR.    PAST 5 YRS.    PAST 10 YRS.
---------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES         7.24          5.91           5.52
---------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                   5.07          3.62           3.31
---------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES           4.49          3.59           3.33
---------------------------------------------------------------------------------------------
 LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                 8.78          6.71           6.18
---------------------------------------------------------------------------------------------
 LIPPER SHORT-TERM INVESTMENT
 GRADE DEBT FUNDS INDEX (REFLECTS NO DEDUCTION
 FOR TAXES)                                         7.33          6.02           5.85
---------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                    0.25
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           0.25
 OTHER EXPENSES(1)                                                  0.27
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                               0.77
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.27)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                    0.50
----------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Fund's Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% Of their average daily net assets through 12/31/03.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/03, and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return and your actual cost may be higher of lower

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)         51         195         378        907
--------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Group, which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) is located at 522 5th Avenue, New York,
NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended 10/31/01, the adviser was paid management fees (net of waivers), of 0.25% of average daily net assets.

THE PORTFOLIO MANAGERS
Short Term Bond Fund II is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You do not pay any sales charge when you buy Select Class Shares in this Fund. The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares of the Fund, and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may puchase Select Class Shares of this and other Funds without regard to this minimum.

Make your check out to JPMorgan Funds in U.S. dollars. We will not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Select Class Shares.

SELLING FUND SHARES
You can sell your shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell shares of the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase managment costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays net investment income dividends on a monthly basis. The Fund distributes net capital gain annually. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions. Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is only a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

      *   Typically invests in
      **  Permitted, but no intention to use currently
      -   Not permitted



                        RELATED TYPES OF RISK                              SHORT TERM BOND II
---------------------------------------------------------------------------------------------
    credit, interest rate, market, prepayment                                      *

    credit, currency, liquidity, political                                         *

    credit, currency, interest rate, liquidity, market, political                  *

    credit, currency, interest rate, liquidity, market, political, valuation       -

    credit, currency, interest rate, liquidity, market, political, valuation       *

    credit, environmental, extension, interest rate, liquidity,
      market, natural event, political, prepayment, valuation                      **

    credit, currency, extension, interest rate, leverage, market, political,
      prepayment                                                                   *

    currency, extension, interest rate, leverage, liquidity, market,
      political, prepayment                                                        *(1)

    credit, currency, extension, interest rate, liquidity,
      political, prepayment                                                        **

    credit, interest rate, liquidity, market, valuation                            **

    credit, interest rate, liquidity, market, natural event, prepayment,
      valuation                                                                    **

    credit                                                                         **

    credit, leverage                                                               **(1)

    credit, currency, interest rate, market, political                             **

    credit, currency, interest rate, leverage, market, political                   **

    credit, interest rate, market, natural event, political                        **

    interest rate                                                                  *

    credit, currency, interest rate, liquidity, market, political,
      valuation                                                                    **



MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.



  (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



------------------------------------------------------------------------------------------------------------------------------------
 POTENTIAL RISKS                     POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
 -  The Fund's share price,          -  Bonds have generally              -  Under normal circumstances the Fund
    yield, and total return will        outperformed money market            plans to remain fully invested in bonds
    fluctuate in response to            investments over the long            and other fixed income securities.
    bond market movements               term, with less risk than stocks  -  Bond investments may include U.S. and
 -  The value of most bonds          -  Most bonds will rise in value        foreign corporate and government bonds,
    will fall when interest             when interest rates fall             mortgage-backed and asset-backed
    rates rise; the longer a         -  Mortgage-backed and                  securities participation interests and
    bond's maturity and the             asset-backed securities and          private placements
    lower its credit quality,           direct mortgages can offer        -  The Fund seeks to limit risk and
    the more its value typically        attractive returns                   enhance total return or yields through
    falls                                                                    careful management, sector allocation,
 -  Adverse market conditions                                                individual securities selection, and
    may from time to time cause                                              duration management
    the Fund to take temporary                                            -  During severe market downturns, the
    defensive positions that are                                             Fund has the option of investing up to
    inconsistent with its                                                    100% of assets in high quality
    principal investment                                                     short-term instruments
    strategies and may hinder                                             -  The adviser monitors interest rate
    the Fund from achieving its                                              trends, as well as geographic and
    investment objective                                                     demographic information related to
 -  Mortgage-backed and                                                      mortgage-backed securities and mortgage
    asset-backed securities                                                  prepayments
    (securities representing an
    interest in, or secured by,
    a pool of mortgages or other
    assets such as receivables)
    and direct mortgages could
    generate capital losses or
    periods of low yields if
    they are paid off
    substantially earlier or
    later than anticipated

 CREDIT QUALITY
 -  The default of an issuer         -  Investment-grade bonds have a     -  The Fund maintains its own policies for
    would leave the Fund with           lower risk of default                balancing credit quality against potential
    unpaid interest or principal     -  Junk bonds offer higher              yields and gains in light of its investment goals
 -  Junk bonds (those rated BB,         yields and higher potential       -  The adviser develops its own ratings of
    Ba or lower) have a higher          gains                                unrated securities and makes a credit
    risk of default, tend to be                                              quality determination for unrated
    less liquid, and may be more                                             securities
    difficult to value

 FOREIGN INVESTMENTS
 -  The Fund could lose money        -  Foreign bonds, which              -  Foreign bonds are a primary investment
    because of foreign                  represent a major portion of         only for the Fund
    government actions,                 the world's fixed income          -  To the extent that the Fund invests in
    political instability, or           securities, offer attractive         foreign bonds, it may manage the
    lack of adequate and                potential performance and            currency exposure of its foreign
    accurate information                opportunities for                    investments relative to its benchmark,
 -  Currency exchange rate              diversification                      and may hedge a portion of its foreign
    movements could reduce gains     -  Favorable exchange rate              currency exposure into the U.S. dollar
    or create losses                    movements could generate gains       from time to time (see also
 -  Currency and investment             or reduce losses                     "Derivatives"); these currency
    risks tend to be higher in       -  Emerging markets can offer           management techniques may not be
    emerging markets; these             higher returns                       available for certain emerging markets
    markets also present higher                                              investments
    liquidity and valuation risks

                                       14

------------------------------------------------------------------------------------------------------------------------------------
 POTENTIAL RISKS                     POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 WHEN-ISSUED AND DELAYED
 DELIVERY SECURITIES
 -  When the Fund buys               -  The Fund can take advantage       -  The Fund segregates liquid assets to
    securities before issue or          of attractive transaction            offset leverage risks
    for delayed delivery, it            opportunities
    could be exposed to leverage
    risk if it does not segregate
    liquid assets

 MANAGEMENT CHOICES
 -  The Fund could underperform      -  The Fund could outperform         -  The adviser focuses its active
    its benchmark due to its            its benchmark due to these           management on those areas where it
    sector, securities or               same choices                         believes its commitment to research can
    duration choices                                                         most enhance returns and manage risks in
                                                                             a consistent way

 DERIVATIVES
 -  Derivatives such as              -  Hedges that correlate well        -  The Fund uses derivatives, such as
    futures, options, swaps and         with underlying positions can        futures, options, swaps and forward
    forward foreign currency            reduce or eliminate losses at        foreign currency contracts for hedging
    contracts(1) that are used          low cost                             and for risk management (i.e., to adjust
    for hedging the portfolio or     -  The Fund could make money            duration or yield curve exposure, or to
    specific securities may not         and protect against losses if        establish or adjust exposure to
    fully offset the underlying         management's analysis proves         particular securities, markets, or
    positions and this could            correct                              currencies); risk management may include
    result in losses to the Fund     -  Derivatives that involve             management of a Fund's exposure relative
    that would not have                 leverage could generate              to its benchmark
    otherwise occurred                  substantial gains at low cost     -  The Fund only establishes hedges that
 -  Derivatives used for risk                                                they expect will be highly correlated
    management may not have the                                              with underlying positions
    intended effects and may                                              -  While the Fund may use derivatives that
    result in losses or missed                                               incidentally involve leverage, it does
    opportunities                                                            not use them for the specific purpose of
 -  The counterparty to a                                                    leveraging its portfolio
    derivatives contract could
    default
 -  Certain types of
    derivatives involve costs to
    the Fund which can reduce
    returns
 -  Derivatives that involve
    leverage could magnify losses
 -  Derivatives used for
    non-hedging purposes could
    cause losses that exceed the
    original investment
 -  Derivatives may, for tax
    purposes, affect the
    character of gain and loss
    realized by the Fund,
    accelerate recognition of
    income to the Fund, affect
    the holding period of the
    Fund's assets and defer
    recognition of certain of
    the Fund's losses.

 SECURITIES LENDING
 -  When the Fund lends a            -  The Fund may enhance income       -  The adviser maintains a list of approved
    security, there is a risk           through the investment of the        borrowers
    that the loaned securities          collateral received from the      -  The Fund receives collateral equal to at
    may not be returned if the          borrower                             least 100% of the current value of
    borrower or the lending                                                  securities loaned plus accrued interest
    agent defaults                                                        -  The lending agents indemnify the Fund
 -  The collateral will be                                                   against borrower default
    subject to the risks of the                                           -  The adviser's collateral investment
    securities in which it is                                                guidelines limit the quality and duration
    invested                                                                 of collateral investment to minimize
                                                                             losses
                                                                          -  Upon recall, the borrower must return
                                                                             the securities loaned within the normal
                                                                             settlement period



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

------------------------------------------------------------------------------------------------------------------------------------
 POTENTIAL RISKS                     POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
 ILLIQUID HOLDINGS
 -  The Fund could have difficulty   -  These holdings may offer more     -  The Fund may not invest more than 15% of net assets in
    valuing these holdings              attractive yields or potential       illiquid holdings
    precisely                           growth than comparable widely     -  To maintain adequate liquidity to meet redemptions, the
 -  The Fund could be unable to         traded securities                    Fund may hold high quality short-term instruments
    sell these holdings at the                                               (including repurchase agreements and reverse repurchase
    time or price desired                                                    agreements) and, for temporary or extraordinary
                                                                             purposes, may borrow from banks up to 33 1/3% of the
                                                                             value of its total assets or draw on a line of credit

 SHORT-TERM TRADING
 -  Increased trading would raise    -  The Fund could realize gains in   -  The Fund may use short-term trading to take advantage
    the Fund's transaction costs        a short period of time               of attractive or unexpected opportunities or to meet
 -  Increased short-term capital     -  The Fund could protect against       demands generated by shareholder activity
    gains distributions would           losses if a bond is overvalued    -  The Fund's Portfolio Turnover Rate for the most recent
    raise shareholders' income tax      and its value later falls            fiscal years is 315%
    liability

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN SHORT-TERM BOND FUND II^

                                                                                               YEAR ENDED
                                                                       ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $   9.90    $   9.95    $  10.15    $  10.11    $  10.12
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                                  0.42@       0.59        0.49        0.57        0.62

     Net gains or losses in securities (both realized and
      unrealized)                                                           0.57       (0.05)      (0.20)       0.02       (0.01)
                                                                           -----       -----       -----       -----       -----

     Total from investment operations                                       0.99        0.54        0.29        0.59        0.61

  Less distributions:

     Dividends from net investment income                                  (0.49)      (0.59)      (0.49)      (0.55)      (0.62)
                                                                           -----       -----       -----       -----       -----

     Total dividends and distributions                                     (0.49)      (0.59)      (0.49)      (0.55)      (0.62)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  10.40    $   9.90    $   9.95    $  10.15    $  10.11
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               10.29%       5.56%       2.97%       6.03%       6.23%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $    144    $     21    $     28    $     31    $     38
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                           0.50%       0.45%       0.42%       0.42%       0.42%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                  4.15%       5.99%       4.89%       5.68%       6.08%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits          0.77%       1.02%       1.02%       1.04%       0.93%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and
      earnings credits                                                      3.88%       5.42%       4.29%       5.06%       5.57%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      315%        139%        302%        439%        471%
--------------------------------------------------------------------------------------------------------------------------------

 ^  Formerly Chase Vista Short-Term Bond Fund.
 @  Calculated based upon average shares outstanding.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219393
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-5151.
           (c) J.P. Morgan Chase & Co. All Rights Reserved. April 2002

                                                                    PR-STB2S 402

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                                  APRIL 22, 2002


                               MUTUAL FUND GROUP
                        JPMORGAN SHORT TERM BOND FUND II
                         JPMORGAN STRATEGIC INCOME FUND
                       JPMORGAN U.S. TREASURY INCOME FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036


    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated February 28, 2002, and April 22, 2002, (for Short-Term Bond Fund II) offering shares of the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2001. Copies of each Prospectus and the Financial Statements including the Independent Accountants Reports may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), or the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.


    For more information about the Funds, or the financial statements simply call or write the JPMorgan Funds Service Center at:

    Select, A, B, C and M Shares:

    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121-9392
    1-800-348-4782


                                                                  SAI-INCMFC-402

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   21
Net Asset Value...................................   27
Purchases, Redemptions and Exchanges..............   28
Distributions: Tax Matters........................   33
Management of the Trust and the Funds.............   37
Officers..........................................   41
Codes of Ethics...................................   45
Adviser...........................................   45
Administrator.....................................   47
Distribution Plan.................................   48
Distributor and Distribution Agreement............   50
Shareholder Servicing Agents, Transfer Agent and
  Custodian.......................................   50
Independent Accountants...........................   52
Certain Regulatory Matters........................   52
General Information...............................   54
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    This Statement of Additional Information relates only to the JPMorgan Short Term Bond Fund II (the "Short Term Bond Fund II"), JPMorgan Strategic Income Fund (the "Strategic Income Fund") and JPMorgan U.S. Treasury Income Fund (the "U.S. Treasury Income Fund"). Each of the Funds is a separate series of Mutual Fund Group (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

FUND                                      FORMER NAME
----                                      -----------
JPMorgan Short-Term Bond Fund II          Chase Vista Short-Term Bond Fund
  (Short-Term Bond Fund II)
JPMorgan Strategic Income Fund            Chase Vista Strategic Income Fund
  (Strategic Income Fund)
JPMorgan U.S. Treasury Income Fund        Chase Vista U.S. Treasury Income Fund
  (U.S. Treasury Income Fund)

    The Trustees of the Trust have authorized the issuance and sale of the following classes of shares for the Funds:

Short Term Bond Fund II                   Select (formerly Class I) Class, Class M and Class A Shares
Strategic Income Fund                     Select (formerly Institutional) Class, Class M, Class A,
                                          Class B and Class C Shares
U.S. Treasury Income Fund                 Select (formerly Institutional) Class, Class A and Class B
                                          Shares

    Currently, Short Term Bond Fund II offers Select Class, Class A and Class M shares, Strategic Income Fund offers Select, Class A, Class B, Class C and Class M shares, and U.S. Treasury offers Select, Class A and Class B shares.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM (USA)" or the "Adviser") is the investment adviser for the Funds. JPMorgan Chase Bank ("Morgan") serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the Adviser.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of a U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks,

Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally holds such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country.


    SUPRANATIONAL OBLIGATIONS. Strategic Income Fund may invest in supranational obligations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and, the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.


    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT-GRADE DEBT SECURITIES. Each Fund may invest in investment-grade debt securities. Investment grade debt securities are securities rated in categories BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.


    REPURCHASE AGREEMENTS. All the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its Custodian will have possession of the collateral. In the event of insolvency by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

    The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    INVERSE FLOATERS AND INTEREST RATE CAPS. Short Term Bond Fund II and Strategic Income Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds, except for the Strategic Income Fund, may borrow money to buy additional securities, which is known as "leveraging."

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund, except the U.S. Treasury Fund, may invest up to 10% of their total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) Each Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer.

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    Short Term Bond Fund II dollar-weighted average maturity will not exceed
3 years. In determining a security's maturity for purposes of calculating the Fund's dollar-weighted average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than the security's stated maturity.



    CONVERTIBLE SECURITIES. Strategic Income Fund may invest in convertible securities, which are securities generally offering fixed interest or dividend yields that may be converted either at a stated price or stated rate for common or preferred stock.


    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

    DIVERSIFIED FUNDS. Short Term Bond Fund II and Strategic Income Fund are classified as "diversified" under federal securities law.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

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    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and, like other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser inaccurately forecasts such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

    The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Adviser to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions and forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. Each Fund may purchase, sell or exercise call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into swaps, futures contracts and options on futures contracts. Each Fund may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Funds may employ interest rate contracts. The Funds may purchase and sell mortgage-backed and asset-backed securities as well.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indexes, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indexes and economic indexes (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract, or buy a futures option, to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract, or buy a futures option, to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. Short Term Bond Fund II and Strategic Income Fund may use foreign currency and interest-rate forward contracts for various purposes as described below. U.S. Treasury Fund can enter into interest-rate forward contracts only.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. Short Term Bond Fund II and Strategic Income Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps.
U.S. Treasury Fund can enter into interest rate transactions only. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. Each Fund may purchase mortgage-backed securities-i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

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    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    Short-Term Bond Fund II and Strategic Income Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage securities may be illiquid.

    The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. Short Term Bond Fund II and Strategic Income Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" or "CARS" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. These Funds also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the Adviser will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


    Each Fund may also invest in other types of structured products, including, among others, spread trades and notes linked by a formula to the price of an underlying instrument. Short Term Bond Fund II and Strategic Income Fund may also invest in inverse floaters. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR ("London Interbank Offered Rate") or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.


    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.


    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby ensuring that the use of such futures is unleveraged.


                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Fund is not subject to any percentage limits with respect to the practices described below.

    The Funds investment objectives and investment policies designated as fundamental herein, the Funds' investment policies are not fundamental. In the event of a change in a Fund's investment objective where the investment objective is not fundamental, shareholders will be given at least 30 days' written notice prior to such a change.

    Each Fund:

        (1) May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund other than the Strategic Income Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets for each Fund other than the Strategic Income Fund, must be repaid before the Fund may make additional investments;

        (2) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (3) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (4) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (5) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or;

        (6) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, the U.S. Treasury Income Fund may make loans to other persons, in accordance with that Fund's investment objectives and policies and to the extent permitted by applicable law; each of the Short Term Bond Fund II and the Strategic Income Fund may not make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

        (1) Each Fund other than the U.S. Treasury Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities); the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    In order to permit the sale of its shares in certain states and foreign countries, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets,
(v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser to such Fund and who is appointed and supervised by senior officers of such adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions-the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the Adviser will weigh the added costs of short-term investment against anticipated gains, and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' portfolio turnover rates for the two most recent fiscal years were as follows:

                                          FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                          OCTOBER 31, 2000   OCTOBER 31, 2001
                                          -----------------  -----------------
Short Term Bond Fund II                             139%               315%
Strategic Income Fund                               113%               174%
U.S. Treasury Income Fund                            29%               134%

    Under the advisory agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the Adviser. At present, no other recapture arrangements are in effect.

    Under the advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities;
(iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory agreements. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    Broker commissions on security trades by the Funds for the fiscal year ended 10/31/01 are listed below:

Short Term Bond II                                  $60,693
Strategic Income                                        668
U.S. Treasury Income                                106,740

    No portfolio transactions are executed with the Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A and Class M shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The Adviser, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2001.

                            ONE    FIVE    TEN     SINCE    DATE OF FUND  DATE OF CLASS
                            YEAR   YEARS  YEARS  INCEPTION   INCEPTION    INTRODUCTION
                           ------  -----  -----  ---------  ------------  -------------
Short Term Bond II                                             11/30/90
  Select Shares--before
    taxes (formerly
    Class I Shares)        10.29%  6.19%  5.78%      N/A                      11/30/90
  Select Shares--after
    taxes on
    distributions           8.21%  3.93%  3.59%      N/A
  Select Shares--after
    taxes on
    distributions and
    sale of fund shares     6.21%  3.81%  3.54%      N/A
  Class A
    Shares**--before
    taxes                   9.95%  5.84%  5.57%      N/A                        5/6/96
  Class A Shares--after
    taxes on
    distributions           7.97%  3.72%  3.46%      N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares     6.00%  3.60%  3.42%      N/A
  Class M
    Shares***--before
    taxes                   9.63%  5.71%  5.51%      N/A                        7/1/99
  Class M Shares--after
    taxes on
    distributions           7.73%  3.63%  3.41%      N/A
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares     5.81%  3.52%  3.37%      N/A

                            ONE    FIVE    TEN     SINCE    DATE OF FUND  DATE OF CLASS
                            YEAR   YEARS  YEARS  INCEPTION   INCEPTION    INTRODUCTION
                           ------  -----  -----  ---------  ------------  -------------
Strategic Income Fund                                          11/30/98
  Select Shares--before
    taxes (formerly
    Institutional
    Shares)^^               4.73%   N/A    N/A      3.63                      11/30/98
  Select Shares--after
    taxes on
    distributions           1.96%   N/A    N/A      0.51%
  Select Shares--after
    taxes on
    distributions and
    sale of fund shares     2.85%   N/A    N/A      1.34%
  Class A Shares--before
    taxes                   4.73%   N/A    N/A      3.61                      11/30/98
  Class A Shares--after
    taxes on
    distributions           1.96%   N/A    N/A      0.50%
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares     2.85%   N/A    N/A      1.33%
  Class B Shares--before
    taxes                   4.20%   N/A    N/A      3.25                      11/30/98
  Class B Shares--after
    taxes on
    distributions           1.64%   N/A    N/A      0.29%
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares     2.52%   N/A    N/A      1.12%
  C Shares--before taxes    4.21%   N/A    N/A      3.25                      11/30/98
  Class C Shares--after
    taxes on
    distributions           1.65%   N/A    N/A      0.29%
  Class C Shares--after
    taxes on
    distributions and
    sale of fund shares     2.53%   N/A    N/A      1.12%
  Class M
    Shares+++--before
    taxes                   4.50%   N/A    N/A      3.34                      10/28/99
  Class M Shares--after
    taxes on
    distributions           1.82%   N/A    N/A      0.31%
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares     2.71%   N/A    N/A      1.15%
U.S. Treasury Income Fund                                        9/8/87
  Select Shares--before
    taxes (formerly
    Institutional
    Shares)***             14.88%  7.45%  7.03%      N/A                       2/16/01
  Select Shares--after
    taxes on
    distributions          12.66%  4.91%  4.39%      N/A
  Select Shares--after
    taxes on
    distributions and
    sale of fund shares     8.96%  4.67%  4.33%      N/A
  Class A Shares--before
    taxes                  14.72%  7.42%  7.02%      N/A                        9/8/87
  Class A Shares--after
    taxes on
    distributions          12.56%  4.89%  4.38%      N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares     8.86%  4.65%  4.32%      N/A

                            ONE    FIVE    TEN     SINCE    DATE OF FUND  DATE OF CLASS
                            YEAR   YEARS  YEARS  INCEPTION   INCEPTION    INTRODUCTION
                           ------  -----  -----  ---------  ------------  -------------
  B Shares+--before taxes  13.74%  6.49%  6.34%     7.53%                      11/4/93
  Class B Shares--after
    taxes on
    distributions          11.98%  4.34%  3.97%      N/A
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares     8.29%  4.10%  3.91%      N/A

 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect shareholder servicing fees, distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
*** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
  + Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
+++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced is based upon historical expenses of a predecessor class which are higher than the actual expenses that an investor would incur as a holder of shares of this class.
 ^^ The performance information presented in the table above and in each table that follows for this class of this Fund after November 5, 1999 (redemption of all outstanding shares) is based on the historical performance of Class A shares.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 1.50% for A Shares of Short Term Bond Fund II, 4.50% for U.S. Treasury Income Fund and Strategic Income Fund, 1.50% and 3.00% for M Shares of Short-Term Bond Fund II and Strategic Income Fund, respectively, and the current applicable CDSC for B and C Shares for each period length reflected, the average annual total rate of return figures would be as follows:

                                                                        DATE OF      DATE OF
                                ONE       FIVE    TEN       SINCE         FUND        CLASS
                               YEAR       YEARS  YEARS    INCEPTION    INCEPTION   INTRODUCTION
                           -------------  -----  -----  -------------  ----------  ------------
Short-Term Bond II                                                      11/30/90
  A Shares--before taxes           8.31%  5.53%  5.41%           N/A                    5/6/96
  Class A Shares--after
    taxes on
    distributions                  6.35%  3.42%  3.30%           N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares            5.00%  3.35%  3.28%           N/A
  M Shares--before taxes           7.99%  5.40%  5.34%           N/A                    7/1/99
  Class M Shares--after
    taxes on
    distributions                  6.12%  3.32%  3.25%           N/A
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares            4.81%  3.26%  3.24%           N/A

                                                                        DATE OF      DATE OF
                                ONE       FIVE    TEN       SINCE         FUND        CLASS
                               YEAR       YEARS  YEARS    INCEPTION    INCEPTION   INTRODUCTION
                           -------------  -----  -----  -------------  ----------  ------------
Strategic Income Fund                                                   11/30/98
  A Shares--before taxes          -0.02%   N/A    N/A           2.00%                 11/30/98
  Class A Shares--after
    taxes on
    distributions                 -2.67%   N/A    N/A          -1.07%
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares           -0.05%   N/A    N/A           0.06%
  B Shares--before taxes          -0.69%   N/A    N/A           2.39%                 11/30/98
  Class B Shares--after
    taxes on
    distributions                 -3.25%   N/A    N/A          -0.62%
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares           -0.45%   N/A    N/A           0.40%
  C Shares--before taxes           3.23%   N/A    N/A           3.25%                 11/30/98
  Class C Shares--after
    taxes on
    distributions                  0.67%   N/A    N/A           0.29%
  Class C Shares--after
    taxes on
    distributions and
    sale of fund shares            1.94%   N/A    N/A           1.12%
  M Shares--before taxes           1.36%   N/A    N/A           2.26%
  Class M Shares--after
    taxes on
    distributions                 -1.24%   N/A    N/A          -0.73%
  Class M Shares--after
    taxes on
    distributions and
    sale of fund shares            0.80%   N/A    N/A           0.31%
U.S. Treasury Income Fund                                                 9/8/87
  A Shares--before taxes           9.53%  6.45%  6.53%           N/A
  Class A Shares--after
    taxes on
    distributions                  7.47%  3.94%  3.91%           N/A
  Class A Shares--after
    taxes on
    distributions and
    sale of fund shares            5.71%  3.85%  3.91%           N/A
  B Shares--before taxes           8.74%  6.17%  6.17%           N/A
  Class B Shares--after
    taxes on
    distributions                  6.98%  4.00%  3.97%           N/A
  Class B Shares--after
    taxes on
    distributions and
    sale of fund shares            5.24%  3.83%  3.91%           N/A

* See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    The SEC yields of the Funds for the thirty-day period ended October 31, 2001 were as follows:

                                                      SELECT (FORMERLY
                           CLASS A  CLASS B  CLASS C   INSTITUTIONAL)   CLASS M
                           -------  -------  -------  ----------------  -------
Short Term Bond Fund II     2.49%     N/A      N/A            2.79%      2.26%
Strategic Income Fund       6.24%    6.02%    6.03%           6.24       6.15%
U.S. Treasury Income Fund   3.22%    2.50%     N/A            3.58%       N/A

    Advertisements for the Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as offshore assets or other funds advised by JPMFAM (USA).

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds (excluding the effects of any applicable sale charges) for the ten year period ending October 31, 2001, and in the case of the Short Term Bond Fund II and Strategic Income Fund for the period from commencement of business operations to October 31, 2001. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                          DATE OF
                                          TOTAL VALUE  FUND INCEPTION
                                          -----------  --------------
Short Term Bond Fund II                                    11/30/90
  A Shares                                  $17,200
  Select Shares (formerly Class I
    Shares)                                  17,541
  M Shares                                   17,093
Strategic Income Fund                                      11/30/98
  A Shares                                   11,091
  B Shares                                   10,979
  C Shares                                   10,977
  Select Shares (formerly Institutional
    Shares)                                  11,098
  M Shares                                   11,005
U.S. Treasury Income Fund                                    9/8/87
  A Shares                                   19,701
  B Shares                                   18,486
  Select Shares (formerly Institutional
    Shares)                                  19,729

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of U.S. Treasury Income Fund and Short Term Bond Fund II, from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 1.50% for A Shares of the Short Term Bond Fund II, 4.50% for the U.S. Treasury Income Fund and Strategic Income Fund, 1.50% and 3.00% for M Shares of Short Term Bond Fund II and Strategic Income Fund respectively, and the current applicable CDSC for B and C Shares for each period length, reflected, the total value figures would be as follows:

                                                          DATE OF
                                          TOTAL VALUE  FUND INCEPTION
                                          -----------  --------------
Short Term Bond Fund II                                    11/30/90
  A Shares                                  $16,935
  M Shares                                   16,831
Strategic Income Fund                                      11/30/98
  A Shares                                   10,594
  B Shares                                   10,714
  C Shares                                   10,977
  M Shares                                   10,674
U.S. Treasury Income Fund                                    9/8/87
  A Shares                                   18,820
  B Shares                                   18,486

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of U.S. Treasury Income Fund and Short Term Bond Fund II, from October 31, 1991, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time stated in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Class of a Fund is equal to the Class's pro rata portion of Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager,material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. DST Systems, Inc., the Funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor can buy shares in the Fund three ways (i) through an investment representative; (ii) through the Fund's Distributor by calling the JPMorgan Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    An investor may add or reduce his/her investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Standard Time, however, options are priced at 4:15 p.m., Eastern Standard Time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A and Class M shares is the NAV plus a sales charge that varies depending on the size of an investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Strategic Income Fund and U.S. Treasury Income Fund with a 4.50% sales charge on Class A Shares is set forth below:

                        SALES CHARGE AS A PERCENTAGE OF:

                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION                -----------------------------------      A PERCENTAGE OF
AT OFFERING PRICE ($)                OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
---------------------                --------------  -------------------  -----------------------
Under 100,000                               4.50                4.71                    4.00
100,000 but under 250,000                   3.75                3.90                    3.25
250,000 but under 500,000                   2.50                2.56                    2.25
500,000 but under 1,000,000                 2.00                2.04                    1.75

    There is no initial sales charge on purchases of Class A Shares of $1 million or more.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for Class A Shares of the Short Term Bond Fund II is set forth below:

                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT             -----------------------------------      A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
------------------                   --------------  -------------------  -----------------------
Under 100,000                               1.50                1.52                    1.00
100,000 but under 250,000                   1.00                1.00                    0.50
250,000 but under 500,000                   0.50                0.50                    0.25
500,000 but under 1,000,000                 0.25                0.25                    0.25

    There is no initial sales charge on purchases of Class A Shares of $1 million or more.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A Shares of Short Term Bond Fund II of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Fund's Distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation is 1.25% for Class M Shares of the Short Term Bond II and 2.75% for Class M shares of the Strategic Income Fund.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.

    For the Strategic Income and U.S. Treasury Income Funds, effective
January 1, 2002, clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A or Class M Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M Shares for purposes of the discount privileges and programs described above.

    Investors in Class A or Class M Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A or Class M Shares in the Fund with purchases of Class A or Class M Shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M Shares during the 13-month period. All Class A or Class M Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A or Class M Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A or Class M Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A or Class M Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A or Class M Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M Shares of any former Chase Vista Fund, provided there is no change in account registration.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange.
J.P. Morgan Chase & Co. ("JPMorgan Chase") may discontinue this exchange privilege at any time. Shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below. However, this information is not applicable to Short Term Bond Fund II.

    Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income and any net-tax exempt from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same) similar or related trades or businesses.

    Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends received deduction for corporations.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                           CAPITAL LOSS CARRYFORWARDS

    For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated:

                                            FISCAL YEAR ENDED
                                                 10/31/01
                                          (AMOUNTS IN THOUSANDS)
                                          ----------------------
Strategic Income Fund                             $1,652          expires 10/31/2009

U.S. Treasury Income Fund                         $  700          expires 10/31/2006
                                                  $4,238          expires 10/31/2007
                                                  $1,784          expires 10/31/2008
                                                  ------
    Total capital loss carryforwards              $6,722
                                                  ======

    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                              INDEPENDENT TRUSTEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
NAME (AGE);                                                     FUND COMPLEX
POSITIONS WITH                         PRINCIPAL OCCUPATIONS     OVERSEEN BY      OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                       DURING PAST 5 YEARS        TRUSTEE          OUTSIDE FUND COMPLEX
-----------------                    -------------------------  -------------  ------------------------------
William J. Armstrong (60); Trustee   Retired; Vice                      77     None
  (1987)                             President & Treasurer of
                                     Ingersoll-Rand Company

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
NAME (AGE);                                                     FUND COMPLEX
POSITIONS WITH                         PRINCIPAL OCCUPATIONS     OVERSEEN BY      OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                       DURING PAST 5 YEARS        TRUSTEE          OUTSIDE FUND COMPLEX
-----------------                    -------------------------  -------------  ------------------------------
Roland E. Eppley, Jr. (69); Trustee  Retired                            77     Trustee of Janel Hydraulics,
  (1989)                                                                       Inc. (1993-Present)
Ann Maynard Gray (56); Trustee       Retired; Vice-President            77     Director of Duke Energy
  (2001)                             of Capital Cities/ABC,                    Corporation (1997-Present);
                                     Inc. (1986-1998);                         Director of Elan Corporation
                                     President of Diversified                  Plc (2001-Present); Director
                                     Publishing Group                          of The Phoenix Companies
                                     (1991-1997);                              (2002)
Matt Healey (63); Trustee and        Retired; Chief Executive           77     None
  President of the Board of Trustee  Officer of certain trust
  (2001)                             in J.P. Morgan funds
                                     (1982-2001)
Fergus Reid, III (69); Chairman of   Chairman & Chief                   77     Trustee of Morgan Stanley
  the Board (1987)                   Executive Officer of                      Funds (1995-Present)
                                     Lumelite Corporation
James J. Schonbachler (59); Trustee  Retired; Managing                  77     Director of Jonathans Landing
  (2001)                             Director of Bankers Trust                 Golf Club, Inc. (2001-Present)
                                     Company (financial
                                     services) (1968-1998);
                                     Group Head and Director
                                     of Bankers Trust, A.G.,
                                     Zurich and BT Brokerage
                                     Corp. (financial
                                     services)
H. Richard Vartabedian (66);         Investment Management              77     None
  Trustee (1992)                     Consultant

                               INTERESTED TRUSTEE

Leonard M. Spalding (66); Trustee    Retired; Chief Executive           77     Director of Greenview
  (1998)*                            Officer of Chase Mutual                   Trust Co.
                                     Funds (1989-1998);
                                     President & Chief
                                     Executive Officer of
                                     Vista Capital Management
                                     (investment management);
                                     Chief Investment
                                     Executive of Chase
                                     Manhattan Private Bank
                                     (investment management)

  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year end October 31, 2001. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee met once during the fiscal year end
October 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the complex:

                                               OWNERSHIP OF              OWNERSHIP OF
NAME OF TRUSTEE                           SHORT TERM BOND II FUND   STRATEGIC INCOME FUND
---------------                           -----------------------  ------------------------
William J. Armstrong                                    None                 None
Roland E. Eppley, Jr.                                   None                 None
Ann Maynard Gray                                        None                 None
Matt Healey                                             None                 None
Fergus Reid III                                         None                 None
James J. Schonbachler                                   None                 None
Leonard M. Spalding                                     None                 None
H. Richard Vartabedian                                  None                 None

                                                                       AGGREGATE OWNERSHIP
                                                OWNERSHIP OF               OF ALL FUNDS
NAME OF TRUSTEE                           U.S. TREASURY INCOME FUND       IN THE COMPLEX
---------------                           -------------------------  ------------------------
William J. Armstrong                                      None            Over $100,000
Roland E. Eppley, Jr.                                     None            Over $100,000
Ann Maynard Gray                                          None           $10,000-$50,000
Matt Healey                                               None            Over $100,000
Fergus Reid III                                           None            Over $100,000
James J. Schonbachler                                     None           $50,000-$100,000
Leonard M. Spalding                                       None            Over $100,000
H. Richard Vartabedian                                    None            Over $100,000

    As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

                                AGGREGATE TRUSTEE
                               COMPENSATION PAID BY      PENSION OR
                              THE TRUST DURING 2001      RETIREMENT      TOTAL
                           ----------------------------   BENEFITS    COMPENSATION
                            SHORT                          ACCRUED        PAID
                            TERM                 U.S.      BY THE         FROM
                            BOND    STRATEGIC  TREASURY     "FUND        "FUND
                           FUND II   INCOME     INCOME   COMPLEX"**   COMPLEX"(1)
                           -------  ---------  --------  -----------  ------------
William J. Armstrong,
  Trustee                   $452       $35       $143      $30,616      $106,500
Roland R. Eppley, Jr.,
  Trustee                   $454       $35       $145      $44,137      $107,500
Ann Maynard Gray, Trustee   $300       $10       $ 57          N/A      $100,000
Matthew Healey, Trustee
  and President of the
  Board of Trustees (2)     $400       $14       $ 76          N/A      $116,665
Fergus Reid, III, Trustee
  and Chairman of the
  Board of Trustees         $989       $81       $326      $85,527      $240,415
James J. Schonbachler,
  Trustee                   $300       $10       $ 57          N/A      $100,000
Leonard M. Spalding, Jr.,
  Trustee*                  $ 73       $ 2       $ 11      $27,891      $102,000
H. Richard Vartabedian,
  Trustee                   $633       $51       $208      $66,879      $153,865

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $115,500, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Fund's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Fund. The Fund has no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
George Gatch (39),              Managing Director, J.P. Morgan             82           None
President (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                he has held numerous positions
                                throughout the firm in business
                                management, marketing and sales.

David Wezdenko (38),            Vice President, J.P. Morgan                82           None
Treasurer (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Operating Officer
                                for J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business; since
                                joining J.P. Morgan Chase in 1996,
                                he has held numerous financial and
                                operation related positions
                                supporting the J.P. Morgan pooling
                                funds business.

Sharon Weinberg (42),           Vice President, J.P. Morgan                82           None
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Head of Business and
                                Product Strategy for J.P. Morgan
                                Fleming's U.S. Mutual Funds and
                                Financial Intermediaries Business;
                                since joining J.P. Morgan Chase in
                                1996, she has held numerous
                                positions through out the asset
                                management business in mutual funds
                                marketing, legal and product
                                development.

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Michael Moran (32),             Vice President, J.P. Morgan                82           None
Vice President (2001)           Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Chief Financial Officer
                                of J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial
                                Intermediaries Business

Stephen Ungerman (48),          Vice President, J.P. Morgan                82           None
Vice President and Assistant    Investment Management Inc. and J.P.
(2001)                          Morgan Fleming Asset Management
                                (USA) Inc.; Head of the Fund
                                Service Group within Fund
                                Administration; prior to J.P.
                                Morgan Chase in 2000, he held a
                                number of senior management
                                positions in Prudential Insurance
                                Co. of America's asset management
                                business, including Assistant
                                General counsel, Tax Director, and
                                Co-head of Fund Administration
                                Department; Mr. Ungerman was also
                                the Assistant Treasurer of all
                                mutual funds managed by Prudential.

Judy R. Bartlett (36),          Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc., since September 2000;
                                from August 1998 through August
                                2000, Ms. Bartlett was an attorney
                                at New York Life Insurance Company
                                where she served as Assistant
                                Secretary for the Mainstay Funds;
                                from October 1995 through July
                                1998, Ms. Bartlett was an associate
                                at the law firm of Wilkie Far &
                                Gallagher.

Joseph J. Bertini (36),         Vice President and Assistant               82           None
Vice President and Assistant    General Counsel, J.P. Morgan
Secretary (2001)                Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; prior to October of
                                1997, he was an attorney in the
                                Mutual Fund Group at SunAmerica
                                Asset Management Inc.

Paul M. DeRusso (47),           Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Manager of the
                                Budgeting and Expense Group of
                                Funds Administration Group.

Lai Ming Fung (27),             Associate, J.P. Morgan Investment          82           None
Assistant Treasurer (2001)      Management Inc. and J.P. Morgan
                                Fleming Asset Management (USA)
                                Inc.; Budgeting Analyst for the
                                Budgeting and Expense Group of
                                Funds Administration Group.

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
Mary Squires (47),              Vice President, J.P. Morgan                82           None
Assistant Treasurer (2001)      Investment Management Inc. and J.P.
                                Morgan Fleming Asset Management
                                (USA) Inc.; Ms. Squires has held
                                numerous financial and operations
                                positions supporting the J.P.
                                Morgan Chase organization complex.

Nimish S. Bhatt (38),           Senior Vice President of the Fund          82           Treasurer & Principal Accounting Officer
Assistant Treasurer (2001)*     Administration and Financial                            of BNY Hamilton Funds, Inc., Treasurer
                                Services of BISYS Investment                            of Summit Investment Trust and Principal
                                Services, Inc., since November                          Financial and Accounting Officer and
                                2000; various positions held within                     Comptroller of Variable Insurance Funds
                                BISYS prior to 1996, including Vice
                                President and Director of
                                International Operation, Vice
                                President of Financial
                                Administration and Vice President
                                of Tax.

Arthur A. Jensen (35),          Vice President of Financial                82           None
Assistant Treasurer (2001) *    Services of BISYS Investment
                                Services, Inc., since June 2001;
                                formerly Section Manager at
                                Northern Trust Company and
                                Accounting Supervisor at Allstate
                                Insurance Company.

Martin R. Dean (38),            Vice President of Administration           82           Secretary of Eureka Funds
Assistant Treasurer (1995)*     Services of BISYS Investment
                                Services, Inc.

Alaina Metz (34),               Chief Administrative Officer of            82           Assistant Secretary of Old National
Assistant Secretary (1998)*     BISYS Fund Services, Inc.;                              Fund, Assistant Secretary of 1st Source
                                formerly, Supervisor of the Blue                        Monogram Funds, Assistant Secretary of
                                Sky Department of Alliance Capital                      Alpine Equity Trust, Assistant Secretary
                                Management L.P.                                         of Ambassador Funds, Assistant Secretary
                                                                                        of American Independence Funds Trust,
                                                                                        Assistant Secretary of American
                                                                                        Performance, Assistant Secretary of
                                                                                        AmSouth Funds, Assistant Clerk of Barr
                                                                                        Rosenberg Series Trust, Chairman of Barr
                                                                                        Rosenberg Variable Insurance Trust,
                                                                                        Assistant Secretary of BB&T Funds,
                                                                                        Assistant Secretary of BNY Hamilton
                                                                                        Funds, Inc., Assistant Secretary of
                                                                                        Brenton Mutual Funds, Assistant
                                                                                        Secretary of Citizens Funds, Assistant
                                                                                        Secretary of Counter Bond Fund,
                                                                                        Assistant Secretary of Empire Builder
                                                                                        Tax Free Bond Fund, Assistant Secretary
                                                                                        of Eureka Funds, Assistant Secretary of
                                                                                        Gartmore Mutual Funds (GMF), Assistant
                                                                                        Secretary of Gartmore Variable Insurance
                                                                                        Trust (GVIT), Assistant Secretary of
                                                                                        Governor Funds, Assistant Secretary of
                                                                                        Hirtle Callaghan Trust, Assistant
                                                                                        Secretary of HSBC Advisor

                                                                         NUMBER OF
  NAME (AGE), POSITIONS HELD       PRINCIPAL OCCUPATIONS DURING        PORTFOLIOS IN          OTHER POSITIONS HELD OUTSIDE
    WITH THE FUNDS (SINCE)                 PAST 5 YEARS                FUND COMPLEX                   FUND COMPLEX
------------------------------  -----------------------------------    -------------    ----------------------------------------
                                                                                        Funds Trust (Class Y - Onshore Feeder
                                                                                        Funds), Assistant Secretary of HSBC
                                                                                        Family of Funds, Assistant Secretary of
                                                                                        HSBC Investor Funds, Assistant Secretary
                                                                                        of Kensington Funds, Assistant Secretary
                                                                                        of Kent Funds, Chairman of LEADER Mutual
                                                                                        Funds, Assistant Secretary of
                                                                                        Metamarkets.com, Assistant Secretary of
                                                                                        Meyers Investment Trust, Assistant
                                                                                        Secretary of MMA Praxis Mutual Funds,
                                                                                        Assistant Secretary of Nationwide Asset
                                                                                        Allocation Trust (NAAT), Assistant
                                                                                        Secretary of Oak Value, Assistant
                                                                                        Secretary of Old Westbury Funds,
                                                                                        Assistant Secretary of One Group Mutual
                                                                                        Funds, Vice President of Pacific Capital
                                                                                        Funds, Chairman of RBC Funds, Assistant
                                                                                        Secretary of Shay - Asset Management
                                                                                        Fund, Assistant Secretary of Shay -
                                                                                        Institutional Investors Capital
                                                                                        Appreciation Fund, Inc., Assistant
                                                                                        Secretary of Shay - M.S.B. Fund, Inc.,
                                                                                        Assistant Secretary of Summit Investment
                                                                                        Trust, Assistant Secretary of The Shelby
                                                                                        Funds, Assistant Secretary of United
                                                                                        American Cash Reserves, Assistant
                                                                                        Secretary of USAllianz Funds, Assistant
                                                                                        Secretary of USAllianz Variable
                                                                                        Insurance Products Trust, Assistant
                                                                                        Secretary of UST of Boston, Assistant
                                                                                        Secretary of Valiant Fund, Assistant
                                                                                        Secretary of Van Ness Funds, Secretary
                                                                                        of Variable Insurance Funds, Assistant
                                                                                        Secretary of Victory Portfolios,
                                                                                        Assistant Secretary of Victory Variable
                                                                                        Insurance and Assistant Secretary of
                                                                                        Willamette Funds

Lisa Hurley (46),               Executive Vice President and               82           None
Assistant Secretary(1999)**     General Counsel of BISYS Fund
                                Services, Inc.; formerly Counsel to
                                Moore Capital Management and
                                General Counsel to Global Asset
                                Management and Northstar
                                Investments Management.

  * The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

    As of January 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    Effective February 28, 2001, J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA) or the "Adviser"), serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser to the Funds furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. Each Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    JPMFAM (USA) is a wholly-owned subsidiary of J.P. Morgan Chase, a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM (USA) is located at 522 Fifth Avenue, New York, New York 10036.

    Prior to February 28, 2001, The Chase Manhattan Bank ("Chase") was the investment adviser to the Funds, Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.

    For the fiscal years ended October 31, 1999, 2000 and 2001, Morgan was paid or accrued the following investment advisory fees with respect to the following Funds, and waived the amounts in parentheses following such fees with respect to each such period (amounts in thousands):

                                           FISCAL YEAR ENDED OCTOBER 31,
                           --------------------------------------------------------------
                                  1999               2000                  2001
                           ------------------  ----------------  ------------------------
                                                                    PAID/
                                                                   ACCRUED      WAIVED
                            PAID/               PAID/            (AMOUNTS IN  (AMOUNTS IN
FUND                       ACCRUED   WAIVED    ACCRUED  WAIVED   THOUSANDS)   THOUSANDS)
----                       -------  ---------  -------  -------  -----------  -----------
Short Term Bond Fund II    $132     $(132)      $125    $ (125)     $776         $ (86)
Strategic Income Fund        30(a)    (30)(a)    125      (125)      130          (130)
U.S. Treasury Income Fund   262      (158)       224      (112)      305          (212)

(a) Advisory fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the continuation of the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees requests that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the continuation of the advisory agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees and overall expense ratios (both pre- and post-expense reimbursement) and each Fund's expenses relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds, in light of the quality of the services rendered by the Adviser to the Funds, the fees borne by the Funds and the comparative fee information. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the Funds, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the continuation of the agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Morgan was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence or reckless disregard in the performance of its duties under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. Morgan may waive a portion of the fees payable to it with respect to each Fund. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    For the fiscal years ended October 31, 1999, 2000, and 2001, Morgan was paid or accrued the following administration fees and waived the amounts in parentheses following such fees (amounts in thousands):

                                      FISCAL YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------
                                 1999              2000             2001
                           -----------------  ---------------  ---------------
                            PAID/              PAID/            PAID/
FUND                       ACCRUED   WAIVED   ACCRUED  WAIVED  ACCRUED  WAIVED
----                       -------  --------  -------  ------  -------  ------
Short-Term Bond Fund II    $53      $(53)       $50    $(50)    $374     $(60)
Strategic Income Fund      $ 6(a)   $ (6)(a)    $25    $(25)    $ 28     $(28)
U.S. Treasury Income Fund  $82        --        $75      --     $113     $(13)

(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A Shares pay a Distribution Fee of up to 0.25% and Class B and
Class C Shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purMorgan price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A Shares, or 0.25% annualized of the average net asset value of the Class B Shares, or 0.75% annualized of the average net asset value of the Class C Shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purMorgan of such Class B or Class C Shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purMorgan Class B or Class C Shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the three most recent fiscal years, the Distributor earned distribution fees and voluntarily waived the amount in parentheses as follows (amounts in thousands):

                                         FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------------
                                  1999                2000                2001
                           ------------------  ------------------  ------------------
                            PAID/               PAID/               PAID/
FUND                       ACCRUED   WAIVED    ACCRUED   WAIVED    ACCRUED   WAIVED
----                       -------  ---------  -------  ---------  -------  ---------
Short-Term Bond Fund II
  A Shares                 $ 58     $  (4)     $ 49     $  (4)     $ 53     $ (25)
  M Shares                 $  2 (a) $  --(a)   $ 20     $  (3)     $769     $  (7)
Strategic Income Fund
  A Shares                 $  4 (b) $  (3)(b)  $  6     $  (4)     $  6     $     (d)
  B Shares                 $ 16 (b) $ (14)(b)  $ 47     $ (14)     $ 57     $     (d)
  C Shares                 $ 12 (b) $ (11)(b)  $ 21     $  (7)     $ 19     $     (d)
  M Shares                   --        --      $ 68 (c)    -- (c)  $ 68     $     (d)
U.S. Treasury Income Fund
  A Shares                 $179     $(179)     $149     $(149)     $107     $(107)
  B Shares                 $123        --      $113        --      $125     $  (0)

(a) Distribution fees and waivers are from the period July 1, 1999 (commencement of operations) through October 31, 1999.
(b) Distribution fees and waivers are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
(c) Distribution fees and waivers are from the period October 28, 1999 (commencement of operations) through October 31, 1999.
(d) The service provider did not break down by class, therefore the Distributor voluntarily waived $(19)(amount in thousands) for the entire fund.

    Expenses paid by the Distributor related to the distribution of Trust shares during the fiscal year ended October 31, 2001 were as follows:

                                                     FISCAL YEAR
                                                    ENDED 10/31/01
                                                    --------------
Strategic Income Fund
Advertising and sales literature                       $ 1,163
Printing, production and mailing of prospectuses
  and shareholder reports to other
  than current Shareholders                            $ 2,763
Compensation to dealers                                $91,259
Compensation to sales personnel                        $66,706
B Share financing charges                              $45,293
Equipment, supplies and other indirect
  distribution-related expenses                        $   450

U.S. Treasury Income Fund
Advertising and sales literature                    $ 5,499
Printing, production and mailing of prospectuses
  and shareholder reports to other
  than current Shareholders                         $10,265
Compensation to dealers                             $97,070
Compensation to sales personnel                     $44,318
B Share financing charges                           $124,754
Equipment, supplies and other indirect
  distribution-related expenses                     $ 1,294

    With respect to the Class B shares and Class C shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                     DISTRIBUTOR AND DISTRIBUTION AGREEMENT

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with J.P. Morgan Fund Distributors, Inc., the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In consideration of the sub-administration services provided by the Distributor pursuant to a prior Distribution and Sub-Administration Agreement, the Distributor received an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor had agreed to waive a portion of the fees payable to it under the Distribution and Sub-Administration Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1999, 2000 and 2001 the Distributor was paid or accrued the following sub-administration fees under the Distribution and Sub-Administration Agreement, and voluntarily waived the amounts in parentheses following such fees (amounts in thousands):

                                      FISCAL YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------
                                  1999              2000             2001
                           ------------------  ---------------  ---------------
                            PAID/               PAID/            PAID/
FUND                       ACCRUED   WAIVED    ACCRUED  WAIVED  ACCRUED  WAIVED
----                       -------  ---------  -------  ------  -------  ------
Short Term Bond Fund II    $ 26     $ (26)      $ 25    $ (25)   $ 92    $ (75)
Strategic Income Fund      $  3 (a) $  (3)(a)   $ 12    $ (12)   $ 11    $ (11)
U.S. Treasury Income Fund  $ 44        --       $ 37       --    $ 39    $  --

(a) Sub-administration fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1999, 2000 and 2001, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows (amounts in thousands):

                                         FISCAL YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------------
                                  1999               2000                2001
                           ------------------  -----------------  ------------------
                            PAID/               PAID/              PAID/
FUND                       ACCRUED   WAIVED    ACCRUED   WAIVED   ACCRUED   WAIVED
----                       -------  ---------  -------  --------  -------  ---------
Short Term Bond Fund II
  A Shares...............  $ 58     $ (46)     $ 49     $(38)     $ 53     $ (45)
  Select Shares (formerly
    Class I Shares)......  $ 73     $ (59)     $ 63     $(42)     $174     $(136)
  M Shares...............  $  1 (a)    -- (a)  $ 11     $ (6)     $549     $ (67)
Strategic Income Fund
  A Shares...............  $  4 (b) $  (4)(b)  $  6     $ (6)     $  6     $     (d)
  B Shares...............  $  5 (b) $  (5)(b)  $ 16     $(16)     $ 19           (d)
  C Shares...............  $  4 (b) $  (4)(b)  $  7     $ (7)     $  6           (d)
  Select Shares (formerly
    Institutional
    Shares)..............  $  2 (b) $  (2)(b)  $ --     $(--)         (--)       (d)
  M Shares...............    --        --      $ 41(c)    -- (c)  $ 41           (d)
U.S. Treasury Income Fund
  A Shares...............  $179     $(100)     $149     $(83)     $108     $ (60)
  B Shares...............  $ 42        --      $ 38       --      $ 41        --
  Select Shares..........    --        --        --       --      $105     $ (56)

(a)  Shareholder Servicing fees and waivers for 1999 are from the period
     July 1, 1999 (commencement of operations) through October 31, 1999.
(b) Shareholder Servicing fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.
(c)  Shareholder Servicing fees and waivers for 1999 are from the period
     October 28, 1999 (commencement of operations) through October 31, 1999.
(d) The service provider did not break down by class, therefore the Shareholder Servicing Agent voluntarily waived $(31)(amount in thousands) for the entire fund.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with Morgan, Morgan may aggregate investments in the JPMorgan Funds with balances held in Morgan bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Morgan and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    Morgan and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Morgan and/or the Distributor.

    Morgan and its affiliates and the JPMorgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Morgan acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Morgan. As custodian, Morgan provides oversight and record keeping for the assets held in the portfolios of each Fund. Morgan is located at 3 Metrotech Center, Brooklyn, NY 11245.

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2001, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Morgan and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Morgan and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Morgan and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Morgan will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Morgan or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Morgan has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Morgan, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Morgan. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Morgan and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    Morgan has agreed that it will reimburse the Funds noted below through December 31, 2003 to the extent necessary to maintain each Fund's total operating expenses at (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan):

Short-Term Bond II
    Select Shares (formerly Class I)                0.50%
    Class A Shares                                  0.75%
    Class M Shares                                  1.00%
Strategic Income Fund
    Select Shares                                   1.00%
    Class A Shares                                  1.25%
    Class B Shares                                  1.75%
    Class C Shares                                  1.75%
    Class M Shares                                  1.45%
U.S. Treasury Income Fund
    Select Shares                                   0.55%
    Class A Shares                                  0.75%
    Class B Shares                                  1.64%

    The table below sets forth for each applicable Fund the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements for the fiscal year indicated (amounts in thousands).

                                                    FISCAL YEAR ENDING OCTOBER 31, 2001
                                                    -----------------------------------
Short Term Bond Fund II                                           $ 14
Strategic Income Fund                                             $ 53
U.S. Treasury Income Fund                                         $ 23

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of a number of series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

    Certain Funds offer Class A, Class B, Class C, Class M and Select
Class Shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS


    As of March 31, 2002, the following persons owned of record 5% or more of the outstanding Shares of the following classes of the Funds:



                                      NAME AND ADDRESS
FUND AND CLASS OF SHARES               OF SHAREHOLDER               PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
Short Term Bond Fund II   BALSA & CO REBATE ACCOUNT                        25.34%
Select Class Shares       MUTUAL FUNDS UNIT 16 HCB 340
                          PO BOX 2558
                          HOUSTON TX 77252-2558

                          HAMILL & CO FBO CHASE BANK OF TEXAS              20.43%
                          NA ATTN MUTUAL FUND UNIT 16HCBO9
                          PO BOX 2558
                          HOUSTON TX 77252-2558

                          LIVA & COMPANY                                   15.30%
                          C/O CHASE MANHATTAN BANK
                          REBATE ACCT
                          PO BOX 31412
                          ROCHESTER NY 14603-1412

                                NAME AND ADDRESS
FUND AND CLASS OF SHARES         OF SHAREHOLDER                     PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
                          PENLIN & CO                                      12.27%
                          C/O THE CHASE MANHATTAN BANK
                          ATTN MUT FDS/T-C PO BOX 31412
                          ROCHESTER NY 14603-1412

                          BALSA & CO                                        6.34%
                          MUTUAL FUNDS UNIT 16 HCB 340
                          PO BOX 2558
                          HOUSTON TX 77252-2558

                          FLEET NATIONAL BANK                               5.07%
                          FBO ROCHESTER AREA FOUNDATION
                          ATTN #20845012
                          PO BOX 92800
                          ROCHESTER NY 14692-8900

US Treasury Income Fund   MLPF&S                                            8.59%
Class B Shares            SEC# 97FC3
                          4800 DEER LAKE DRIVE EAST 2ND FLR
                          JACKSONVILLE FL 32246-6484

Strategic Income Fund     MLPF&S FOR THE SOLE BENEFIT OF                   11.23%
Class A Shares            ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION
                          SEC# 97B00
                          4800 DEER LAKE DR E FL 3
                          JACKSONVILLE FL 32246-6484

                          DONALDSON LUFKIN JENRETTE                         8.57%
                          SECURITIES CORP INC
                          PO BOX 2052
                          JERSEY CITY NJ 07303-2052

                          NFSC FBO # C1D-007668                              7.4%
                          SUNBIRD INTERNATIONAL INC
                          1410 BROADWAY
                          NEW YORK NY 10018-5007

Strategic Income Fund     MLPF&S FOR THE SOLE BENEFIT OF                   20.04%
Class B Shares            ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION
                          SEC# 97B00
                          4800 DEER LAKE DR EAST 2ND FL
                          JACKSONVILLE FL 32246-6484

Strategic Income Fund     MLPF&S FOR THE SOLE BENEFIT OF                   47.73%
Class C Shares            ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION
                          SEC# 97B00
                          4800 DEER LAKE DR E FL 3
                          JACKSONVILLE FL 32246-6484

                          NFSC FEBO # C1B-511641                           17.64%
                          JIM POON
                          6 WANG FUNG TERRACE 5TH FLR
                          TAI HANG ROAD
                          HONG KONG

                                NAME AND ADDRESS
FUND AND CLASS OF SHARES         OF SHAREHOLDER                     PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
                          WEXFORD CLEARING SERVICES                         8.85%
                          CORP FBO VIRGINIA W COSTER
                          TTEE ABRAHAM A COSTER RETIREMENT
                          FD DTD 02/01/1972
                          6713 NORVIEW CT
                          W SPRINGFIELD VA 22152-3055

                          MICRO TRIM INC                                    8.31%
                          3613 W MACARTHUR BLVD STE 604
                          SANTA ANA CA 92704-6846

Strategic Income Fund     CHASE VISTA AUDIT ACCOUNT                        16.66%
Select Class Shares       C/O DST
                          ATTN: STEVE PEARCE
                          330 W 9TH ST FL 2
                          KANSAS CITY MO 64105-1514

                          STEVEN M LEFLAND                                 83.33%
                          CHERYL S LEFLAND JTWROS
                          47 BEEKMAN AVENUE
                          CROTON HDSN NY 10520-25557

US Treasury Income Fund   JUPITER & CO CUST                                58.07%
Select Class Shares       FBO INVESTORS BANK & TRUST CO
                          PO BOX 9130 FPG90
                          BOSTON MA 02117-9130

                          RETIREMENT PLAN FOR THE EMPLOYEES                23.09%
                          OF LENOX HILL HOSPITAL
                          ATTN THOMAS E POCCIA
                          100 E 77TH ST
                          NEW YORK NY 10021-1850

                          LENOX HILL HOSPITAL ENDOWMENT FD                  6.85%
                          ATTN THOMAS E POCCIA
                          100 E 77TH ST
                          NEW YORK NY 10021-1850

Short Term Bond II Fund   SUMITOMO MITSUI BANKING                          59.60%
Morgan Shares             CORPORATION FOR FORMER SAKURA
                          BANK INVESTMENT PRODUCTS BUSINESS
                          DIVISION
                          1-2 YURAKUCHO 1 CHOME CHIYODA-KU
                          TOKYO 100-0005 JAPAN

                          SUMITOMO MITSUI BANKING                          40.11%
                          CORPORATION FOR FORMER SUMITOMO
                          BANK INVESTMENT PRODUCTS BUSINESS
                          DIVISION
                          3-2 MARUNOUCHI 1-CHOUME
                          CHIYODAKU TOKYO 100-0005 JAPAN

Strategic Income Fund     ANDO SECURITES CO LTD                              100%
Morgan Shares             1-4-1 SHINKAWA CHUO-KU
                          TOKYO 104-0033 JAPAN

                                NAME AND ADDRESS
FUND AND CLASS OF SHARES         OF SHAREHOLDER                     PERCENTAGE HELD
------------------------  ----------------------------------------  ---------------
Short Term Bond Fund II   NFSC FBO                                         37.44%
Class A Shares            A/C C1D012521
                          NEXT WAVE WIRELESS INC
                          3 SKYLINE DRIVE STE 2
                          HAWTHORNE NY 10532-2163

                          MERCURY & CO                                      9.18%
                          C/O INVESTORS BANK & TRUST CO
                          PO BOX 9130 FPG 90
                          BOSTON MA 02117-9130

                          NFSC FBO # CL 7-650595                            7.68%
                          OSI PHARMACEUTICAL INC
                          ATTN ROBERT VAN NOSTRAND CFO
                          106 CHARLES LINDBERGH BLVD
                          UNIONDALE NY 11553-3632

                          LIVA & COMPANY                                    5.13%
                          C/O CHASE MANHATTAN BANK
                          ATTN MUT FDS/T-C
                          PO BOX 31412
                          ROCHESTER NY 14603-1412

                              FINANCIAL STATEMENTS

    The 2001 Annual Report to Shareholders of each Fund, including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2001 (filed on January 7, 2002, accession number 0000912057-02-000373) contained therein, are incorporated herein by reference.

                                  APPENDIX A:

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the

Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

    In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                  APPENDIX B:

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A--S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                   FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

PART C

                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION

ITEM 23.  Exhibits

EXHIBIT
NUMBER

(a)(1)  Declaration of Trust, as amended. (1)

(a)(2)  Certificate of Amendment to Declaration of Trust dated
        December 14, 1995.(6)

(a)(3)  Certificate of Amendment to Declaration of Trust dated
        October 19, 1995.(6)

(a)(4)  Certificate of Amendment to Declaration of Trust dated
        July 25, 1993. (6)

(a)(5)  Certificate of Amendment to Declaration of Trust dated
        November 1997. (10)

(a)(6)  Certificate of Amendment to Declaration of Trust dated
        June 5, 1998. (12)

(b)     By-laws, as amended. (1)

(d)     Form of Investment Advisory Agreement. (14)

(e)     Form of Distribution Agreement. (17)

(f)(1)  Retirement Plan for Eligible Trustees. (6)

(f)(2)  Deferred Compensation Plan for Eligible Trustees. (6)

(g)     Form of Custodian Agreement. (1)

(h)(1)  Form of Transfer Agency Agreement. (1)

(h)(2)  Form of Shareholder Servicing Agreement. (6)

(h)(3)  Form of Administration Agreement. (6)


(l)     Form of Purchase Agreement. (15)

(m)(1) Rule 12b-1 Distribution Plan of Mutual Funds including Selected Dealer Agreement and Shareholder Service Agreement. (1)

(m)(2) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement). (6)

(m)(3) Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements). (9)

(n)     Form of Rule 18f-3 Multi-Class Plan. (17)

(p)(1)  Code of Ethics. (15)

(p)(2)  Amended Code of Ethics. (8)

(p)(3)  Amended Code of Ethics. (8)

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, H. Richard Vartabedian and
David Wezdenko. (16)

--------------------------

(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(2) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.

(3) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.

(4) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.

(5) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.

(6) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.

(7) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.

(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75250) as filed with the Securities and Exchange Commission on September 6, 1996.

(9) Filed as an Exhibit to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on October 28, 1997.

(10) Filed as an Exhibit to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on December 1, 1997.

(11) Filed as an Exhibit to Amendment No. 50 to the Registration Statement on Form N-1A on February 27, 1998.

(12) Filed as an Exhibit to Amendment No. 53 to the Registration Statement on Form N-1A on June 29, 1998.

(13) Filed as an Exhibit to Amendment No. 71 to the Registration Statement on Form N-1A on February 28, 2001.

(14) Filed as an Exhibit to Amendment No. 72 to the Registration Statement on Form N-1A on March 9, 2001.

(15) Filed as an Exhibit to Amendment No. 74 to the Registration Statement on Form N-1A on April 20, 2001.

(16) Filed as an Exhibit to Amendment No. 78 to the Registration Statement on Form N-1A on September 7, 2001.

(17) Filed as an Exhibit to Amendment No. 79 to the Registration Statement on Form N-1A on December 14, 2001.

(18) Filed as an Exhibit to Amendment No. 80 to the Registration Statement on Form N-1A on January 28, 2002.

ITEM 24. Persons Controlled by or Under Common Control with Registrant Not applicable

ITEM 25.   Indemnification

           Reference is hereby made to Article V of the Registrant's Declaration of Trust.

           The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

           Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

           Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

           The business of J.P. Morgan Fleming Asset Management (USA) Inc. is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan Fleming Asset Management (USA) Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Fleming Asset Management (USA) Inc. (File No. 801-50256).

ITEM 27.  Principal Underwriters

           (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the underwriter for the Registrant.

         J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
Mutual Fund Investment Trust
Mutual Fund Master Investment Trust
Mutual Fund Select Group
Mutual Fund Select Trust
Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Growth and Income Portfolio
JPMorgan Value Opportunities Fund, Inc.

           (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                         Position and Offices                   Position and Offices
Name and Address                         With Distributor                       with Registrant
----------------                         -------------------------              -------------------------
Lynn J. Mangum                           Chairman                               None
90 Park Ave.
New York, NY 10016

Margaret Warner                          Vice President                         None
Chambers
90 Park Ave.
New York, NY 10016

Charles Linn Booth                       Vice President/Compliance Officer      None
3435 Stelzer Road
Columbus, OH 43219

Dennis Sheehan                           Director                                  None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                            Secretary                                 None
90 Park Ave.
New York, NY 10016

Edward S. Forman                         Assistant Secretary                       None
90 Park Ave.
New York, NY 10016

Olu T. Lawal                             Fin/Op                                    None
90 Park Ave.
New York, NY 10016

Patrick William McKeon                   Vice President/Chief Compliance Officer   None
90 Park Ave.
New York, NY 10016

William J. Tomko                         President                                 None
3435 Stelzer Road
Columbus, OH 43219

        (c)      Not applicable

ITEM 28.  Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                                ADDRESS

           J.P. Morgan Fund Distributors, Inc.      1211 Avenue of the Americas
                                                    New York, NY 10036

           DST Systems, Inc.                        210 W. 10th Street,
                                                    Kansas City, MO 64105

           JPMorgan Chase Bank                      270 Park Avenue,
                                                    New York, NY 10017

           J.P. Morgan Fleming Asset                522 Fifth Avenue
           Management (USA), Inc.                   New York, NY 10036

           J.P. Morgan Fleming Asset Management     32 Curzon Street
            (London), Limited                       London, England W1Y8AL

           JF International Management Inc.         Jardine House, 47F
                                                    1 Connaught Place, HK

           JPMorgan Chase Bank                      One Chase Square,
                                                    Rochester, NY 14363

ITEM 29.  Management Services

                  Not applicable
ITEM 30.  Undertakings

           Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 22nd day of April, 2002.

                                          MUTUAL FUND GROUP
                                      By: /s/ George Gatch
                                          --------------------------
                                              George Gatch
                                                President

                                          /s/ David Wezdenko
                                          --------------------------
                                              David Wezdenko
                                                Treasurer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 22, 2002.

    /s/Fergus Reid, III*            Chairman and Trustee
-------------------------------
    Fergus Reid, III

    /s/William J. Armstrong*        Trustee
-------------------------------
    William J. Armstrong

    /s/Ronald R. Eppley, Jr.*       Trustee
-------------------------------
    Roland R. Eppley, Jr.

   /s/Ann Maynard Gray*             Trustee
-------------------------------
    Ann Maynard Gray

   /s/Matthew Healey*               Trustee
-------------------------------
    Matthew Healey

    /s/James J. Schonbachler*       Trustee
-------------------------------
    James J. Schonbachler

   /s/Leonard M. Spalding, Jr.*     Trustee
-------------------------------
    Leonard M. Spalding, Jr.

   /s/H. Richard Vartabedian*       Trustee
-------------------------------
    H. Richard Vartabedian

* By/s/ David Wezdenko*
  -----------------------------
        David Wezdenko
        Attorney-in-Fact

                                   INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION OF EXHIBITS


                               NONE